EXHIBIT 99.32




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Annual Report of IntegraMed America, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Gerardo Canet, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes--Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.






                                         /s/Gerardo Canet
                                            -----------------------
                                            Gerardo Canet
                                            Chief Executive Officer
                                            March 26, 2003